Filed pursuant to Rule 497(a)(1)
File No. 333-181879
Rule 482ad

Gladstone Investment Corporation Announces Common Stock Offering

MCLEAN, VA, October 1, 2012 – Gladstone Investment Corporation (NASDAQ: GAIN) (the “Company”) today announced that it plans to sell 4,000,000 shares of common stock in an underwritten public offering. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of common stock on the same terms and conditions. Jefferies & Company, Inc. is serving as the sole book-running manager for the offering, Janney Montgomery Scott LLC is serving as joint lead manager, and J.J.B. Hilliard, W.L. Lyons, LLC, Ladenburg Thalmann & Co. Inc. and Wunderlich Securities, Inc. are serving as co-managers.

The Company intends to use the net proceeds from this offering to repay existing short-term debt under its revolving credit facility and then to make investments in small- and mid-sized businesses in accordance with its investment objectives, with any remaining proceeds to be used for general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated October 1, 2012, and the accompanying prospectus, dated July 26, 2012, which have been filed today with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration statement filed with the Securities and Exchange Commission (Registration No. 333-181879). To obtain a copy of the prospectus and the preliminary prospectus supplement for this offering, please contact: Jefferies & Company, Inc., 520 Madison Avenue, 12th Floor, New York, NY 10022, Attention: Equity Syndicate Prospectus Department or (877) 547-6340 or prospectus_department@jefferies.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Gladstone Investment Corporation is a publicly traded business development company that seeks to make debt and equity investments in small- and mid-sized businesses in the United States in connection with acquisitions, changes in control and recapitalizations. Including payments made through September 2012, the Company has paid 87 consecutive monthly cash distributions on its common stock. Information on the business activities of all the Gladstone funds can be found at www.gladstonecompanies.com.

SOURCE Gladstone Investment Corporation

For further information contact Investor Relations at (703) 287-5893.